Exhibit 32.0

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Equitable Financial Corp. (the “Company”) on Form 10-KSB for the fiscal year ended June 30, 2007, as filed with the Securities and Exchange Commission (the “Report”), I hereby certify pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of the Company as of and for the period covered by this Report.

By:	/s/ Richard L. Harbaugh
Richard L. Harbaugh President and Chief Executive Officer September 26, 2007

By:	/s/ Kim E. Marco
Kim E. Marco Executive Vice President and Chief Financial Officer September 26, 2007